Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
     The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2007 and the unaudited pro forma condensed consolidated statements of continuing operations for the year ended December 31, 2006 and the quarter ended March 31, 2007 are based on the historical financial statements of America Service Group Inc. (the “Company”) after giving effect to the Company’s disposition of certain assets, including certain inventory, equipment and contract rights associated with its pharmaceutical distribution business, of its indirect subsidiary, Secure Pharmacy Plus, LLC (“SPP”) and after applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements as if such disposition had occurred as of March 31, 2007, for pro forma balance sheet purposes and as of January 1, 2006, for pro forma income statement purposes.
     The unaudited pro forma condensed consolidated financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Company disposed of SPP’s aforementioned assets during the specified periods. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the Company’s historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2006 and in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 filed with the Securities and Exchange Commission.

AMERICA SERVICE GROUP INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2007
(shown in 000’s except share and per share amounts)

		Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$7,898	$4,066	A	$11,964
Accounts receivable, net	76,257	(90)	B	76,167
Inventories	5,984	(2,041)	C	3,943
Prepaid expenses and other current assets	13,295	(39)	D	13,256
Current deferred tax assets	9,427	—		9,427

Total current assets	112,861	1,896		114,757
Property and equipment, net	7,011	(2,017)	E	4,994
Goodwill, net	40,772	—		40,772
Contracts, net	5,131	—		5,131
Other intangibles, net	557	—		557
Other assets	7,323	—		7,323

Total assets	$173,655	$(121)		$173,534

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$22,505	$—		$22,505
Accrued medical claims liability	28,748	—		28,748
Accrued expenses	38,247	(121)	F	38,126
Deferred revenue	10,730	—		10,730
Revolving credit facility	10,000	—		10,000

Total current liabilities	110,230	(121)		110,109
Noncurrent portion of accrued expenses	19,597	—		19,597
Noncurrent deferred tax liabilities	2,030	—		2,030

Total liabilities	131,857	(121)		131,736

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 2,000,000 shares authorized at March 31, 2007; no shares issued or outstanding	—	—		—
Common stock, $0.01 par value, 20,000,000 shares authorized at March 31, 2007; 9,553,410 shares issued and outstanding at March 31, 2007	95	—		95
Additional paid-in capital	41,086	—		41,086
Retained earnings	617	—		617

Total stockholders’ equity	41,798	—		41,798

Total liabilities and stockholders’ equity	$173,655	$(121)		$173,534

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these financial statements.

AMERICA SERVICE GROUP INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF CONTINUING OPERATIONS
FOR THE QUARTER ENDED MARCH 31, 2007
(shown in 000’s except share and per share amounts)

		Pro Forma
	Historical	Adjustments		Pro Forma
Healthcare revenues	$145,655	$(2,686)	A	$142,969
Healthcare expenses	134,188	(2,913)	B	131,275

Gross margin	11,467	227		11,694
Selling, general and administrative expenses	7,330	—		7,330
Audit Committee investigation and related expenses	14	—		14
Depreciation and amortization	1,051	(183)	D	868

Income from operations	3,072	410		3,482
Interest, net	362	—		362

Income from continuing operations before income tax provision	2,710	410		3,120
Income tax provision	1,116	169	E	1,285

Income from continuing operations	$1,594	$241		$1,835

Net income from continuing operations per common share — basic	$0.16			$0.18

Net income from continuing operations per common share — diluted	$0.16			$0.18

Weighted average common shares outstanding:
Basic	9,945,304			9,945,304

Diluted	10,032,668			10,032,668

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these financial statements.

AMERICA SERVICE GROUP INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF CONTINUING OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(shown in 000’s except share and per share amounts)

		Pro Forma
	Historical	Adjustments		Pro Forma
Healthcare revenues	$569,409	$(17,172)	A	$552,237
Healthcare expenses	530,236	(19,297)	B	510,939

Gross margin	39,173	2,125		41,298
Selling, general and administrative expenses	25,019	—		25,019
Audit Committee investigation and related expenses	5,307	—		5,307
Impairment of goodwill	3,041	(3,041)	C	—
Depreciation and amortization	4,129	(751)	D	3,378

Income from operations	1,677	5,917		7,594
Interest, net	1,932	—		1,932

Income (loss) from continuing operations before income tax provision	(255)	5,917		5,662
Income tax provision	437	2,408	E	2,845

Income (loss) from continuing operations	$(692)	$3,509		$2,817

Net income (loss) from continuing operations per common share — basic	$(0.07)			$0.27

Net income (loss) from continuing operations per common share — diluted	$(0.07)			$0.27

Weighted average common shares outstanding:
Basic	10,511,395			10,511,395

Diluted	10,511,395			10,614,075

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these financial statements.

AMERICA SERVICE GROUP INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
Balance Sheet:
A.	Pro forma adjustment to give effect to the cash received for the disposition of certain assets, at book value, of SPP.

B.	Pro forma adjustment to give effect to the disposition of certain SPP accounts receivable, at book value. Accounts receivable represents amounts due from SPP vendors, such as vendor rebates. SPP customer accounts receivable outstanding were not sold in the transaction.

C.	Pro forma adjustment to give effect to the disposition of SPP inventory, at book value.

D.	Pro forma adjustment to give effect to the disposition of certain SPP prepaid expenses, at book value. Prepaid expense represents amounts paid by SPP which will benefit Maxor following the transaction, such as prepaid rent.

E.	Pro forma adjustment to give effect to the disposition of SPP fixed assets, at book value.

F.	Pro forma adjustment to give effect to the assumption by Maxor of SPP’s accrued vacation liability. No other liabilities were assumed by Maxor in the transaction.
Statements of Operations:
A.	Pro forma adjustment to give effect to the disposition of the Company’s pharmaceutical distribution services segment as a result of the sale of certain SPP assets. As such, all of SPP’s external revenue was assumed to be disposed.

B.	Pro forma adjustment to give effect to the disposition of the Company’s pharmaceutical distribution services segment as a result of the sale of certain SPP assets. As such, all of the expense related to SPP’s external revenue was assumed to be disposed.

C.	Pro forma adjustment to give effect to the elimination of the impairment of SPP’s goodwill.

D.	Pro forma adjustment to give effect to the disposition of SPP’s fixed assets.

E.	To record the income tax impact on the pro forma adjustments at the effective tax rate. The income tax effects of the pro forma adjustments assume an effective income tax rate of 41.3% and 40.7% for the quarter ended March 31, 2007 and year ended December 31, 2006, respectively.